UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 7, 2008

WaferGen Bio-systems, Inc.
(Exact name of registrant specified in its charter)

Nevada	333-136424	20-3699764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bayside Technology Center 46571 Fremont Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code:	(973) 304-6080

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Beginning on January 7, 2008, Alnoor Shivji, President and Chief Executive Officer of WaferGen Bio-systems, Inc. (the “Company”), will be making several private investor presentations in San Francisco, California. A copy of such investor presentation materials are furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Materials for presentation by Alnoor Shivji at investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.

Date:	January 7, 2008	By:	/s/ Alnoor Shivji
Name: Alnoor Shivji Title: Chief Executive Officer